UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06515

Morgan Stanley Global Fixed Income Opportunities
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		201-830-8894

Date of fiscal year end:	October 31, 2012

Date of reporting period:	October 31, 2012

Item 1 - Report to Shareholders

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Arthur Lev
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219886
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2012 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
Global Fixed Income
Opportunities Fund
(formerly Morgan Stanley
Fixed Income Opportunities Fund)

Annual Report

October 31, 2012

DINANN
IU12-02556P-Y10/12

Morgan Stanley Global Fixed Income Opportunities Fund

Table of Contents

Welcome Shareholder	3
Fund Report	4
Performance Summary	10
Expense Example	12
Investment Advisory Agreement Approval	13
Portfolio of Investments	16
Statement of Assets and Liabilities	32
Statement of Operations	33
Statements of Changes in Net Assets	34
Notes to Financial Statements	35
Financial Highlights	53
Report of Independent Registered Public Accounting Firm	57
U.S. Privacy Policy	58
Trustee and Officer Information	63

Welcome Shareholder,

We are pleased to provide this annual report, in which you will learn how your investment in Morgan Stanley Global Fixed Income Opportunities Fund (formerly Morgan Stanley Fixed Income Opportunities Fund)* performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

*  The Fund's name change was effective March 1, 2012.

Fund Report (unaudited)

For the year ended October 31, 2012

Total Return for the 12 Months Ended October 31, 2012
Class A	Class B	Class C	Class I	Barclays Capital Global Aggregate Index[1]	Capital Intermediate U.S. Government/ Credit Index[2]	Barclays Lipper Global Income Funds Index[3]
12.54%	11.79%	11.88%	12.91%	3.54%	4.24%	6.10%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

In the fourth quarter of 2011, the markets were extremely concerned about the Eurozone sovereign crisis. Credit spreads were wide, particularly for financials. Peripheral sovereign bond yields traded at significant spreads over those of Germany. However, as 2011 ended and 2012 began, the policy changes enacted by Mario Draghi, the new president of the European Central Bank (ECB) began to have significant effects on both sovereign debt and credit markets (particularly for financials). Mr. Draghi reduced rates by 25 basis points at each of his first two meetings in charge. Even more significant were the two long-term refinancing operations (LTRO) in December and February, which added around €1 trillion of liquidity to the system. In December, the leading global central banks offered U.S. dollar cross currency swaps in a coordinated and successful move to help reduce tension in funding markets. However, in the second quarter of 2012, markets began to refocus on poor global economic performance and complacency from European policy makers.

The markets received a substantial boost in the summer of 2012 when Mr. Draghi told an audience in London that he will "do whatever it takes to save the euro, and believe me it will be enough". This statement was followed by the announcement of the Outright Monetary Transactions (OMT) program designed to buy potentially unlimited amounts of peripheral European sovereign bonds, concentrated at the short end of the curve. In addition, the Federal Reserve announced a substantial program of mortgage bond purchases, and the Bank of England added to its Quantitative Easing. This global monetary boost and a commitment to maintain an accommodative stance for some time gave the rally in risk assets a second wind.

Although global growth concerns have not disappeared, there are signs of stability in the U.S., where the housing market appears to have bottomed. Recent data from China suggests that the low point in the growth cycle may well have past as well. The weakest area of the world remains Europe. The peripheral countries continue to contract and 2012 has seen a gradual weaker performance for Germany.

Over the period, government bond yields in the U.S., U.K. and Germany continued to rally to record low levels as investors sought refuge from riskier assets. German Bunds rallied the most, as the downgrade of France's sovereign debt reduced the available pool of AAA rated securities. European peripheral countries' sovereign yields were lower on a twelve-month view, but they exhibited substantial volatility. For example, 10-year Italian yields traded in a range from 4.75 percent to 7.25 percent, while those of Spain traded between 4.85 percent and 7.65 percent.

Corporate credit spreads were tighter over the period, but with considerable volatility. Investment grade bond spreads narrowed by between 50 to 150 basis points (with financials outperforming) and high yield spreads were lower by between 100 and 200 basis points during the reporting period. While spreads have narrowed, we believe that good quality credit remains an attractive asset class in a low growth environment.

Performance Analysis

All share classes of Morgan Stanley Global Fixed Income Opportunities Fund outperformed the Barclays Capital Global Aggregate Index (the "Index"), the Barclays Capital Intermediate U.S. Government/Credit Index and the Lipper Global Income Funds Index for the 12 months ended October 31, 2012, assuming no deduction of applicable sales charges.

Compared with the Index, the portfolio had overweights to high yield, emerging markets credit, convertible bonds and non-agency mortgages. Conversely, the portfolio was underweight government bonds, investment grade credit, and agency mortgages relative to the Index. The principal positive driver of performance was the overall narrowing of credit spreads, with the Fund's exposures to the high yield, non-agency mortgage and emerging markets segments contributing the most.

Currency positions, which are managed through the use of currency forwards, also added to performance. The portfolio's largest currency position during the period was short the euro and long the U.S. dollar. Over the twelve-month period, the euro fell by 7 percent relative to the U.S. dollar, which added to performance. The portfolio was also short of the Yen, and its decline of 2.5% also benefitted the portfolio. Small long positions in Latin American currencies detracted marginally.

The portfolio's yield advantage over its benchmark of around 3 percent contributed positively to performance.

Interest-rate positions had a broadly positive impact on performance, as the fund was overall long of duration in a year when yields fell. Long duration positions in the U.S. dollar and Latin American currencies added value, partially offset by underweight positions in the euro and yen bond markets.

The portfolio is underweight exposure to help peripheral sovereign spreads (Italy, in particular). The sharp rally in these spreads caused this position to detract slightly from relative returns.

The Fund uses interest rate swaps and futures to help control interest rate risk. These have not had a material impact on performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION+ as of 10/31/12
Corporate Bonds	44.4%
Sovereign	40.6
Mortgages — Other	9.8
Short-Term Investment	2.1
Convertible Preferred Stocks	1.0
Collateralized Mortgage Obligation — Agency Collateral Series	0.6
Asset-Backed Security	0.5
Agency Fixed Rate Mortgages	0.5
Commercial Mortgage-Backed Security	0.5
Common Stocks	0.0	++

+ Does not include open long/short futures contracts with an underlying face amount of $35,155,598 with net unrealized depreciation of $48,461. Also does not include open swap agreements with net unrealized depreciation of $26,723 and open foreign currency exchange contracts with net unrealized depreciation of $46,824 and the value of securities held as collateral on loaned securities.

++ Amount is less than 0.05%

LONG-TERM CREDIT ANALYSIS as of 10/31/12
AAA	15.2%
AA	7.7
A	8.3
BBB	27.5
BB	8.2
B or Below	28.1
Not Rated	5.0

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are as a percentage of total long-term investments.

Security ratings disclosed with the exception for those labeled "not rated" have been rated by at least one Nationally Recognized Statistical Rating Organization ("NRSRO"). These ratings are obtained from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc ("Moody's") or Fitch Ratings ("Fitch"). If two or more NRSROs have assigned a rating to a security, the highest rating is used and if securities are not rated, the Adviser has deemed them to be of comparable quality. Ratings from Moody's or Fitch, when used, are converted into their equivalent S&P rating. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in a portfolio of fixed-income securities. The Fund's "Adviser," Morgan Stanley Investment Management Inc., and/or "Sub-Adviser," Morgan Stanley Investment Management Limited, will allocate the Fund's investments among the following asset classes or market segments: (1) corporate securities, (2) residential and commercial mortgage-backed securities, (3) asset-backed securities, (4) emerging market securities, (5) convertible securities, (6) U.S. government securities and foreign sovereign debt, and (7) currency derivatives. Securities may be rated either investment grade or below investment grade and denominated in any currency, hedged or un-hedged. The amount of the Fund's assets committed to any one asset class or market segment will fluctuate. However, the Fund may invest up to 65 percent of its net assets in any one asset class or market segment. The Adviser and Sub-Adviser have the flexibility to select any combination of at least two asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund's assets may be invested in certain groups and not others.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan

Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

(This page has been left blank intentionally.)

Performance Summary (unaudited)

Performance of $10,000 Investment—Class B
Over 10 Years

Average Annual Total Returns—Period Ended October 31, 2012 (unaudited)
Symbol	Class A Shares* (since 07/28/97) DINAX		Class B Shares** (since 04/09/92) DINBX		Class C Shares† (since 07/28/97) DINCX		Class I Shares†† (since 07/28/97) DINDX
1 Year	12.54 7.71[5]	%[4]	11.79 6.79[5]	%[4]	11.88 10.88[5]	%[4]	12.91 —%[4]
5 Years	5.74[4] 4.83[5]		5.11[4] 4.80[5]		5.11[4] 5.11[5]		6.03[4] —
10 Years	6.85[4] 6.39[5]		6.32[4] 6.32[5]		6.19[4] 6.19[5]		7.11[4] —
Since Inception	4.19[4] 3.90[5]		4.64[4] 4.64[5]		3.55[4] 3.55[5]		4.46[4] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 4.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

(1)  The Barclays Capital Global Aggregate Index provides a broadbased measure of the global investment grade fixed-rate debt markets. Total Returns shown in unhedged USD. It is not possible to invest directly in an index. The Fund's primary benchmark was changed in December 2011 from the Barclays Capital Intermediate U.S. Government/Credit Index because the Adviser believes the Barclays Capital Global Aggregate Index is a more appropriate benchmark for the Fund.

(2)  The Barclays Capital Intermediate U.S. Government/Credit Index tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Income Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Global Income Funds classification as of the date of this report.

(4)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(5)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on October 31, 2012.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; administration fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 05/01/12 – 10/31/12.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Expenses Paid During Period" are grossed up to reflect Fund expenses prior to the effect of Expense Offset (See Note 10 in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	05/01/12	10/31/12	05/01/12 – 10/31/12
Class A
Actual (5.75% return)	$1,000.00	$1,057.50	$5.64
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.66	$5.53
Class B
Actual (5.40% return)	$1,000.00	$1,054.00	$8.73
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.64	$8.57
Class C
Actual (5.43% return)	$1,000.00	$1,054.30	$8.73
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.64	$8.57
Class I
Actual (5.83% return)	$1,000.00	$1,058.30	$4.35
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.91	$4.27

  @  Expenses are equal to the Fund's annualized expense ratios of 1.09%, 1.69%, 1.69% and 0.84% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser, the Sub-Adviser and the Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2011, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one- and three-year periods but below its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that while the Fund's management fee was lower than its peer group average, the total expense ratio was higher but close to its peer group average. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the

Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2012

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
Corporate Bonds (43.0%)
		Australia (0.9%)
		Basic Materials
	$340	FMG Resources August 2006 Pty Ltd. (a)(b)	6.875%	02/01/18	$330,225
		Finance
	150	Dexus Diversified Trust/Dexus Office Trust (a)	5.60	03/15/21	161,697
	250	Goodman Funding Pty Ltd. (a)	6.375	04/15/21	282,416
					444,113
		Total Australia			774,338
		Belgium (0.5%)
		Consumer, Non-Cyclical
	437	Delhaize Group SA (b)	5.70	10/01/40	413,171
		Brazil (1.7%)
		Basic Materials
	425	Fibria Overseas Finance Ltd.	6.75	03/03/21	473,875
		Energy
EUR	425	Petrobras International Finance Co.	4.875	03/07/18	611,216
		Industrials
	$400	Odebrecht Finance Ltd. (a)	6.00	04/05/23	465,000
		Total Brazil			1,550,091
		Canada (1.1%)
		Basic Materials
	100	Goldcorp, Inc.	2.00	08/01/14	119,750
	350	Inmet Mining Corp. (a)	8.75	06/01/20	364,875
					484,625
		Energy
	500	PetroBakken Energy Ltd. (a)	8.625	02/01/20	512,500
		Total Canada			997,125
		Chile (0.1%)
		Finance
CLP	50,000	Banco Santander Chile	6.50	09/22/20	102,619
		China (1.6%)
		Energy
	$575	CNOOC Finance 2012 Ltd. (a)(c)	5.00	05/02/42	669,739

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2012 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
	$600	Sinopec Group Overseas Development 2012 Ltd. (a)(b)(c)	4.875%	05/17/42	$694,145
					1,363,884
		Finance
	100	Billion Express Investments Ltd. (c)	0.75	10/18/15	106,375
		Total China			1,470,259
		Denmark (0.0%) (d)
		Finance
DKK	(e)	Nordea Kredit Realkreditaktieselskab, Series ANN	5.00	07/01/29	9
	113	Realkredit Danmark A/S	6.00	10/01/29	21,928
		Total Denmark			21,937
		France (1.5%)
		Consumer, Non-Cyclical
EUR	250	Europcar Groupe SA	11.50	05/15/17	319,177
		Finance
	$450	BNP Paribas SA	5.00	01/15/21	500,041
	475	Societe Generale SA (a)(b)	5.20	04/15/21	523,306
					1,023,347
		Total France			1,342,524
		Germany (2.8%)
		Consumer, Non-Cyclical
EUR	100	Celesio Finance B.V.	2.50	04/07/18	128,319
	140	Celesio Finance B.V.	4.00	10/18/16	189,886
					318,205
		Finance
	100	Aabar Investments PJSC	4.00	05/27/16	129,745
	400	Commerzbank AG	7.75	03/16/21	518,486
AUD	400	KFW, MTN	5.50	07/25/16	444,499
	800	KFW, MTN	6.00	03/28/17	911,600
					2,004,330
		Industrials
EUR	125	HeidelbergCement Finance BV	8.00	01/31/17	188,831
		Total Germany			2,511,366

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2012 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Greece (0.1%)
		Industrials
	$148	DryShips, Inc.	5.00%	12/01/14	$121,638
		Ireland (0.2%)
		Industrials
EUR	150	Ardagh Glass Finance PLC	7.125	06/15/17	196,853
		Italy (1.3%)
		Communications
	150	Telecom Italia Finance SA	7.75	01/24/33	220,050
	$250	Wind Acquisition Finance SA (a)	11.75	07/15/17	245,000
					465,050
		Finance
	300	Intesa Sanpaolo SpA (a)(b)	6.50	02/24/21	308,459
		Utilities
	375	Enel Finance International N.V. (a)	5.125	10/07/19	397,468
		Total Italy			1,170,977
		Luxembourg (0.3%)
		Basic Materials
	165	ArcelorMittal (b)	10.10	06/01/19	194,215
EUR	376	ArcelorMittal, Series MT	7.25	04/01/14	105,107
		Total Luxembourg			299,322
		Mexico (0.3%)
		Industrials
	$275	Cemex Finance LLC (a)	9.375	10/12/22	288,750
		New Zealand (0.6%)
		Industrials
EUR	125	Beverage Packaging Holdings Luxembourg II SA	9.50	06/15/17	162,019
	$415	Pactiv LLC (b)	7.95	12/15/25	344,450
		Total New Zealand			506,469
		Portugal (0.3%)
		Utilities
	275	EDP Finance BV (a)	6.00	02/02/18	282,287

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2012 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Russia (0.6%)
		Communications
	$480	Vimpel Communications Via VIP Finance Ireland Ltd., OJSC	7.748%		02/02/21	$529,200
		Singapore (0.4%)
		Consumer, Non-Cyclical
	200	Olam International Ltd.	6.00		10/15/16	217,300
		Diversified
	77	Noble Group Ltd.	0.00	(f)	06/13/14	114,884
		Total Singapore				332,184
		Spain (1.1%)
		Communications
	300	Nara Cable Funding Ltd. (a)(b)	8.875		12/01/18	280,500
		Finance
	200	BBVA US Senior SAU	3.25		05/16/14	200,117
EUR	200	Gas Natural Capital Markets SA	4.375		11/02/16	271,091
						471,208
		Utilities
	$225	Iberdrola Finance Ireland Ltd. (a)	5.00		09/11/19	234,647
		Total Spain				986,355
		Sweden (0.3%)
		Finance
	250	Nordea Bank AB (a)(b)	4.875		05/13/21	264,987
		United Arab Emirates (0.2%)
		Finance
	200	Pyrus Ltd.	7.50		12/20/15	224,500
		United Kingdom (1.2%)
		Basic Materials
	100	Ineos Finance PLC (a)(b)	7.50		05/01/20	101,750
EUR	175	INEOS Group Holdings SA	7.875		02/15/16	217,470
						319,220
		Consumer, Cyclical
GBP	100	Jaguar Land Rover PLC	8.25		03/15/20	175,899

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2012 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Finance
EUR	225	Lloyds TSB Bank PLC	6.50%	03/24/20	$308,329
	$160	Standard Chartered Bank (a)	6.40	09/26/17	187,659
					495,988
		Industrials
	75	CEVA Group PLC (a)	8.375	12/01/17	72,937
		Total United Kingdom			1,064,044
		United States (25.9%)
		Basic Materials
	125	Tronox Finance LLC (a)(b)	6.375	08/15/20	125,156
		Communications
	265	CCO Holdings LLC/CCO Holdings Capital Corp. (b)	6.50	04/30/21	282,888
	100	CenturyLink, Inc., Series S (b)	6.45	06/15/21	109,811
	250	CSC Holdings LLC	8.625	02/15/19	297,500
	400	GXS Worldwide, Inc. (b)	9.75	06/15/15	415,500
	350	Harron Communications LP/Harron Finance Corp. (a)	9.125	04/01/20	379,750
	170	Hughes Satellite Systems Co. (b)	7.625	06/15/21	189,975
	535	inVentiv Health, Inc. (a)	10.00	08/15/18	486,850
	122	Priceline.com, Inc. (a)(b)	1.00	03/15/18	128,634
	200	Symantec Corp., Series B (b)	1.00	06/15/13	217,500
	280	XM Satellite Radio, Inc. (a)	7.625	11/01/18	310,800
					2,819,208
		Consumer, Cyclical
	250	Ameristar Casinos, Inc. (b)	7.50	04/15/21	268,750
	275	Caesars Entertainment Operating Co., Inc. (a)(b)	8.50	02/15/20	270,875
	200	Caesars Entertainment Operating Co., Inc.	10.00	12/15/18	126,000
	550	CCM Merger, Inc. (a)	9.125	05/01/19	551,375
	400	Chrysler Group LLC/CG Co-Issuer, Inc.	8.00	06/15/19	427,500
	215	Dana Holding Corp. (b)	6.50	02/15/19	225,481
	60	Ingram Micro, Inc. (b)	5.25	09/01/17	64,674
	250	INTCOMEX, Inc.	13.25	12/15/14	256,563
	100	International Game Technology (b)	3.25	05/01/14	104,375
	400	Logan's Roadhouse, Inc.	10.75	10/15/17	373,500
	300	MGM Resorts International	7.75	03/15/22	311,625
	3,904	Resort at Summerlin LP, Series B (g)(h)(i)(j)(k)	13.00	12/15/07	0

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$365	Sabre Holdings Corp.	8.35%	03/15/16	$375,037
350	Scientific Games International, Inc. (b)	9.25	06/15/19	391,125
250	Tenneco, Inc.	7.75	08/15/18	273,438
400	VWR Funding, Inc. (a)	7.25	09/15/17	409,000
200	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (b)	7.875	05/01/20	224,000
				4,653,318
	Consumer, Non-Cyclical
200	Albea Beauty Holdings SA (a)	8.375	11/01/19	204,000
545	Armored Autogroup, Inc.	9.25	11/01/18	471,425
165	Coventry Health Care, Inc.	5.45	06/15/21	193,272
200	Jaguar Holding Co., I (a)(k)	9.375	10/15/17	204,000
219	Jarden Corp. (a)	1.875	09/15/18	220,095
480	Kindred Healthcare, Inc. (b)	8.25	06/01/19	472,800
300	ServiceMaster Co. (b)	8.00	02/15/20	316,500
121	Smithfield Foods, Inc.	4.00	06/30/13	129,621
200	Smithfield Foods, Inc. (b)	6.625	08/15/22	210,000
300	UR Merger Sub Corp. (b)	8.25	02/01/21	333,000
140	Verisk Analytics, Inc. (b)	5.80	05/01/21	159,489
131	Vertex Pharmaceuticals, Inc. (b)	3.35	10/01/15	156,709
224	WellPoint, Inc. (a)	2.75	10/15/42	234,640
				3,305,551
	Energy
250	Continental Resources, Inc. (b)	5.00	09/15/22	264,375
347	Denbury Resources, Inc. (b)	8.25	02/15/20	394,712
200	Eagle Rock Energy Partners LP/Eagle Rock Energy Finance Corp.	8.375	06/01/19	200,500
				859,587
	Finance
123	Affiliated Managers Group, Inc.	3.95	08/15/38	137,529
104	Annaly Capital Management, Inc.	5.00	05/15/15	106,275
190	Ares Capital Corp. (a)	5.75	02/01/16	202,469
255	CNA Financial Corp. (b)	5.75	08/15/21	300,961
250	DPL, Inc. (b)	7.25	10/15/21	283,125
200	Ford Motor Credit Co., LLC	4.207	04/15/16	213,175
150	Genworth Financial, Inc. (b)	7.20	02/15/21	155,491
455	Goldman Sachs Group, Inc. (The)	6.75	10/01/37	502,634
155	Hartford Financial Services Group, Inc.	5.50	03/30/20	179,868
170	HCP, Inc.	5.625	05/01/17	194,445

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2012 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$250	Host Hotels & Resorts LP (b)	5.25%		03/15/22	$277,500
	435	HSBC Finance Corp.	6.676		01/15/21	515,585
	250	Icahn Enterprises LP/Icahn Enterprises Finance Corp. (b)	7.75		01/15/16	262,500
	125	Nationwide Financial Services, Inc. (a)	5.375		03/25/21	132,154
	275	Nuveen Investments, Inc. (a)	9.125		10/15/17	276,031
	75	Santander Holdings USA, Inc.	3.00		09/24/15	76,488
	225	SLM Corp., MTN (b)	8.00		03/25/20	261,702
						4,077,932
		Industrials
	250	Atkore International, Inc.	9.875		01/01/18	251,250
	250	Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp. (a)(b)	6.375		09/15/20	254,375
	288	Coleman Cable, Inc. (b)	9.00		02/15/18	308,160
	300	Consolidated Container Co., LLC/Consolidated Container Capital, Inc. (a)	10.125		07/15/20	320,250
	200	Crown Castle International Corp. (a)	5.25		01/15/23	207,750
EUR	375	GE Capital Trust II	5.50	(l)	09/15/67	476,797
	$116	General Cable Corp. (m)	4.50		11/15/29	121,727
	500	Heckmann Corp. (b)	9.875		04/15/18	503,750
	300	Kratos Defense & Security Solutions, Inc. (b)	10.00		06/01/17	325,500
	650	Marquette Transportation Co./Marquette Transportation Finance Corp.	10.875		01/15/17	682,500
	50	Pretium Packaging LLC/Pretium Finance, Inc.	11.50		04/01/16	51,500
	250	Sealed Air Corp. (a)	8.125		09/15/19	274,375
	400	Sequa Corp. (a)	11.75		12/01/15	415,500
	200	Silgan Holdings, Inc.	5.00		04/01/20	206,500
	400	Tekni-Plex, Inc. (a)	9.75		06/01/19	430,000
						4,829,934
		Technology
	300	CDW LLC/CDW Finance Corp. (b)	8.50		04/01/19	321,750
	250	First Data Corp. (b)	10.55		09/24/15	257,500
	350	iGate Corp. (b)	9.00		05/01/16	384,125
	300	Infor US, Inc. (b)	9.375		04/01/19	333,000
	112	Intel Corp.	2.95		12/15/35	122,080
	123	Lam Research Corp. (b)	1.25		05/15/18	120,617
	129	SanDisk Corp. (b)	1.50		08/15/17	143,916
						1,682,988

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2012 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Utilities
	$250	AES Corp. (The)	7.375%	07/01/21	$280,625
	300	CMS Energy Corp. (b)	5.05	03/15/22	336,615
	425	Puget Energy, Inc.	6.50	12/15/20	485,461
					1,102,701
		Total United States			23,456,375
		Total Corporate Bonds (Cost $40,856,764)			38,907,371
		Sovereign (39.3%)
		Australia (1.2%)
AUD	900	Australia Government Bond	5.25	03/15/19	1,067,838
		Bolivia (0.4%)
	$340	Bolivian Government International Bond (a)(b)	4.875	10/29/22	340,663
		Brazil (3.9%)
	1,150	Banco Nacional de Desenvolvimento, Economico e Social	5.50	07/12/20	1,382,875
	160	Banco Nacional de Desenvolvimento, Economico e Social (a)	5.50	07/12/20	192,400
BRL	3,300	Brazilian Government International Bond	8.50	01/05/24	1,909,111
		Total Brazil			3,484,386
		Canada (1.7%)
CAD	1,400	Canadian Government Bond	3.25	06/01/21	1,579,032
		Chile (1.0%)
CLP	381,000	Chile Government International Bond	5.50	08/05/20	864,703
		Colombia (1.0%)
COP	1,305,000	Colombia Government International Bond	7.75	04/14/21	903,002
		Germany (3.0%)
EUR	1,500	Bundesrepublik Deutschland	4.25	07/04/39	2,715,521
		Indonesia (1.5%)
	$400	Majapahit Holding BV	7.75	01/20/20	505,000
	352	Pertamina Persero PT (a)(b)	4.875	05/03/22	383,680
	400	Perusahaan Listrik Negara PT	5.50	11/22/21	453,000
		Total Indonesia			1,341,680

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2012 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Italy (3.2%)
EUR	2,300	Italy Buoni Poliennali Del Tesoro	4.00%	09/01/20	$2,931,060
		Japan (2.6%)
JPY	190,000	Japan Government Thirty Year Bond	1.70	06/20/33	2,372,699
		Kazakhstan (1.7%)
	$1,150	KazMunayGas National Co.	6.375	04/09/21	1,361,313
	140	KazMunayGas National Co. (a)(b)	6.375	04/09/21	165,725
		Total Kazakhstan			1,527,038
		Korea, Republic of (1.0%)
	400	Korea Development Bank (The)	3.875	05/04/17	434,989
	400	Korea Finance Corp.	4.625	11/16/21	453,555
		Total Korea, Republic of			888,544
		Mexico (2.5%)
MXN	16,870	Mexican Bonos	7.50	06/03/27	1,477,525
	$700	Petroleos Mexicanos	4.875	01/24/22	785,750
		Total Mexico			2,263,275
		Peru (1.0%)
PEN	1,750	Peruvian Government International Bond, (Units) (n)	8.20	08/12/26	925,376
		Poland (2.9%)
PLN	5,000	Poland Government Bond	5.50	10/25/19	1,682,176
	$830	Poland Government International Bond	5.00	03/23/22	969,183
		Total Poland			2,651,359
		Russia (2.7%)
	1,200	Russian Foreign Bond - Eurobond (a)(b)	4.50	04/04/22	1,345,560
	1,000	Vnesheconombank Via VEB Finance PLC (a)	6.025	07/05/22	1,121,300
		Total Russia			2,466,860
		South Africa (2.5%)
	1,250	Eskom Holdings SOC Ltd.	5.75	01/26/21	1,387,500
ZAR	7,500	South Africa Government Bond	7.75	02/28/23	904,146
		Total South Africa			2,291,646

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2012 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Supernational (1.4%)
EUR	900	European Union	2.75%		04/04/22	$1,256,655
		United Kingdom (3.3%)
GBP	1,530	United Kingdom Gilt	4.25		09/07/39	3,010,767
		Venezuela (0.8%)
	$800	Petroleos de Venezuela SA	8.50		11/02/17	720,000
		Total Sovereign (Cost $33,720,800)				35,602,104
		Agency Fixed Rate Mortgages (0.4%)
	4	Federal Home Loan Mortgage Corporation, Gold Pools:	6.50		02/01/29 - 10/01/32	3,773
		Federal National Mortgage Association, Conventional Pools:
	(e)		6.00		04/01/13	26
	164		6.50		05/01/28 - 09/01/32	191,781
	10		7.00		08/01/29 - 11/01/32	11,874
		Government National Mortgage Association, Various Pools:
	31		7.50		07/20/25	36,902
	143		8.00		01/15/22 - 05/15/30	161,283
		Total Agency Fixed Rate Mortgages (Cost $357,399)				405,639
		Asset-Backed Security (0.5%)
	437	GSAA Trust (Cost $425,495)	4.985	(l)	06/25/34	435,402
		Mortgages - Other (9.5%)
	631	Banc of America Alternative Loan Trust	5.913	(l)	10/25/36	477,590
	196	Banc of America Funding Corp.	6.00		07/25/37	158,037
		Chase Mortgage Finance Corp.
	520		6.00		10/25/36	454,684
	522		6.00		11/25/36	441,509
		Countrywide Alternative Loan Trust
	96		5.50		02/25/36	75,755
	345		6.00		04/25/36	267,052
	192		6.00		05/25/36	151,972
	273		6.00		12/25/36	196,109
	637		6.00		07/25/37	522,386
		PAC
	55		5.50		02/25/36	43,500

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$176		6.00%		04/25/36	$135,479
625	Countrywide Home Loan Mortgage Pass-Through Trust	0.511	(l)	04/25/46	147,782
1,248	CSMC Mortgage-Backed Trust	5.837	(l)	04/25/37	737,332
	First Horizon Alternative Mortgage Securities
134		6.00		08/25/36	112,850
244		6.25		08/25/36	199,285
271	GS Mortgage Securities Corp. (a)	7.50	(l)	09/25/36	219,500
588	Indymac Index Mortgage Loan Trust	5.161	(l)	12/25/35	493,820
	JP Morgan Alternative Loan Trust
675		6.00		12/25/35	585,182
759		6.00		08/25/36	704,651
	Lehman Mortgage Trust
181		5.50		11/25/35	182,313
378		5.50		02/25/36	373,144
723		6.50		09/25/37	605,731
354	Luminent Mortgage Trust	0.381	(l)	10/25/46	87,615
	RALI Trust
288		0.711	(l)	03/25/35	185,727
331		6.00		04/25/36	241,486
138		6.00		01/25/37	101,263
	PAC
181		6.00		04/25/36	132,558
100	WaMu Mortgage Pass-Through Certificates	5.189	(l)	03/25/37	88,597
766	Washington Mutual Alternative Mortgage Pass-Through Certificates	0.994	(l)	05/25/47	508,849
	Total Mortgages - Other (Cost $8,206,882)				8,631,758
	Commercial Mortgage-Backed Security (0.4%)
370	COMM 2012-LC4 Mortgage Trust (Cost $373,679)	3.288		12/10/44	399,552
	Collateralized Mortgage Obligation - Agency Collateral Series (0.5%)
2,114	Federal National Mortgage Association, IO REMIC (Cost $437,243)	6.339	(l)	08/25/41	489,425

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2012 continued

NUMBER OF SHARES		VALUE
	Common Stocks (0.0%) (d)
	Communications Equipment
6,574	ORBCOMM, Inc. (b)(o)	$23,009
	Electric Utilities
102	PNM Resources, Inc. (b)(j)	2,260
	Wireless Telecommunication Services
720	USA Mobility, Inc. (b)	7,956
	Total Common Stocks (Cost $2,864)	33,225
	Convertible Preferred Stocks (1.0%)
	Aerospace & Defense
2,550	United Technologies Corp. (b)	138,669
	Commercial Banks
103	Wells Fargo & Co., Series L	128,750
	Electric Utilities
2,350	NextEra Energy, Inc. (b)	127,370
2,130	PPL Corp. (b)	115,723
		243,093
	Machinery
500	Stanley Black & Decker, Inc. (b)	60,535
	Oil, Gas & Consumable Fuels
2,938	Apache Corp., Series D (b)	137,087
	Tobacco
108	Universal Corp.	166,050
	Total Convertible Preferred Stocks (Cost $808,696)	874,184

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2012 continued

PRINCIPAL AMOUNT (000)			VALUE
	Short-Term Investments (17.5%)
	Securities held as Collateral on Loaned Securities (15.4%)
	Repurchase Agreement (2.6%)
$2,393	Merrill Lynch & Co., Inc. (0.35%, dated 10/31/12, due 11/01/12; proceeds $2,393,402; fully collateralized by a U.S. Government Agency; Federal Home Loan Mortgage Corporation 4.00% due 06/01/42; valued at $2,441,247) (Cost $2,393,379)		$2,393,379
NUMBER OF SHARES (000)
	Investment Company (12.8%)
11,585	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $11,585,209)		11,585,209
	Total Securities held as Collateral on Loaned Securities (Cost $13,978,588)		13,978,588
	Investment Company (2.1%)
1,866	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,866,420)		1,866,420
	Total Short-Term Investments (Cost $15,845,008)		15,845,008
	Total Investments (Cost $101,034,830) (p)	112.1%	101,623,668
	Liabilities in Excess of Other Assets	(12.1)	(11,008,603)
	Net Assets	100.0%	$90,615,065

  IO  Interest Only.

  MTN  Medium Term Note.

  OJSC  Open Joint Stock Company.

  PAC  Planned Amortization Class.

  PJSC  Public Joint Stock Company.

  REMIC  Real Estate Mortgage Investment Conduit.

  (a)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  All or a portion of this security was on loan at October 31, 2012.

  (c)  Security trades on the Hong Kong exchange.

  (d)  Amount is less than 0.05%.

  (e)  Par less than $500.

  (f)  Capital appreciation bond.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2012 continued

  (g)  Issuer in bankruptcy.

  (h)  Bond in default.

  (i)  At October 31, 2012, the Fund held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (j)  Acquired through exchange offer.

  (k)  Payment-in-kind security.

  (l)  Variable/Floating Rate Security - Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on October 31, 2012.

  (m)  Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2012. Maturity date disclosed is the ultimate maturity date.

  (n)  Consists of one or more classes of securities traded together as a unit.

  (o)  Non-income producing security.

  (p)  Securities are available for collateral in connection with open foreign currency exchange contracts, futures contracts and swap agreements.

Foreign Currency Exchange Contracts Open at October 31, 2012:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs International	MXN	11,750,000		$904,464	11/05/12	$7,106
State Street Bank London		$913,189	MXN	11,750,000	11/05/12	(15,831)
Goldman Sachs International		$1,911,532	EUR	1,455,607	11/07/12	(24,766)
JPMorgan Chase Bank	EUR	175,607		$227,608	11/07/12	(15)
JPMorgan Chase Bank	EUR	700,000		$905,674	11/07/12	(1,670)
JPMorgan Chase Bank	EUR	185,000		$238,820	11/07/12	(978)
State Street Bank London	EUR	80,000		$103,822	11/07/12	126
UBS AG	EUR	315,000		$407,149	11/07/12	(1,156)
JPMorgan Chase Bank		$547,539	AUD	530,000	11/08/12	2,367
Westpac Banking Corporation	AUD	530,000		$543,114	11/08/12	(6,792)
State Street Bank London		$433,462	COP	785,000,000	11/27/12	(6,231)
UBS AG	COP	785,000,000		$430,137	11/27/12	2,905
JPMorgan Chase Bank		$1,009,293	JPY	80,521,880	11/28/12	(419)
UBS AG	JPY	80,521,880		$1,022,539	11/28/12	13,665
Deutsche Bank AG	EUR	185,000		$239,485	12/06/12	(376)
Goldman Sachs International		$3,370,095	EUR	2,601,695	12/06/12	3,126
Goldman Sachs International		$901,621	MXN	11,750,000	12/06/12	(7,083)
JPMorgan Chase Bank	AUD	530,000		$546,297	12/06/12	(2,385)
JPMorgan Chase Bank	CLP	225,777,211		$465,520	12/06/12	(1,686)
JPMorgan Chase Bank	COP	800,000,000		$436,884	12/06/12	1,949
JPMorgan Chase Bank	JPY	80,521,880		$1,009,321	12/06/12	365
JPMorgan Chase Bank		$897,868	CAD	890,839	12/06/12	(6,545)
JPMorgan Chase Bank		$227,661	EUR	175,607	12/06/12	22
JPMorgan Chase Bank		$1,598,116	GBP	997,971	12/06/12	12,176
JPMorgan Chase Bank	ZAR	10,291,382		$1,165,652	12/06/12	(15,425)
State Street Bank London	CLP	220,000,000		$453,983	12/06/12	(1,268)
State Street Bank London	MXN	7,100,000		$541,570	12/06/12	1,041
UBS AG	IDR	4,148,785,255		$429,170	12/06/12	(903)
UBS AG	NZD	555,874		$452,979	12/06/12	(3,178)

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2012 continued

Foreign Currency Exchange Contracts Open at October 31, 2012 (conitnued):

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
UBS AG	PLN	535,707		$166,149	12/06/12	$(1,020)
UBS AG	SEK	9,105,024		$1,358,223	12/06/12	(13,115)
UBS AG		$429,713	COP	785,000,000	12/06/12	(2,933)
UBS AG		$6,234,711	JPY	497,395,863	12/06/12	(2,240)
UBS AG		$839,147	KRW	928,624,985	12/06/12	10,725
UBS AG		$268,296	MXN	3,500,451	12/06/12	(1,803)
Wells Fargo Bank	AUD	2,455,462		$2,529,514	12/06/12	(12,501)
Wells Fargo Bank		$2,431,685	NOK	14,020,572	12/06/12	24,509
Wells Fargo Bank		$1,556,402	SGD	1,902,725	12/06/12	3,413
	Net Unrealized Depreciation					$(46,824)

Futures Contracts Open at October 31, 2012:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
57	Long	U.S. Treasury 2 yr. Note, Dec-12	$12,558,703	$(8,406)
84	Long	U.S. Treasury 5 yr. Note, Dec-12	10,437,000	716
14	Long	U.S. Treasury Ultra Long Bond, Dec-12	2,311,312	(19,469)
4	Long	Australian 10 yr. Bond, Dec-12	520,114	3,649
1	Long	U.S. Treasury 30 yr. Bond, Dec-12	149,313	(733)
69	Short	U.S. Treasury 10 yr. Note, Dec-12	(9,179,156)	(24,218)
		Net Unrealized Depreciation		$(48,461)

Credit Default Swap Agreements Open at October 31, 2012:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000's)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION++
								(unaudited)
JPMorgan Chase Bank CDX.NA. IG. 19	Sell	$925	1.00%	12/20/17	$623	$735	$1,358	NR
JPMorgan Chase Bank Kohl's Corporate	Buy	925	1.00	12/20/17	(3,027)	32,049	29,022	BBB+
Total Credit Default Swaps		$1,850			$(2,404)	$32,784	$30,380

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2012 continued

Interest Rate Swap Agreements Open at October 31, 2012:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)		FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital		$6,850	3 Month LIBOR	Receive	0.37%	10/05/14	$437
Barclays Capital		1,860	3 Month LIBOR	Receive	0.81	09/24/17	(2,081)
Credit Suisse		5,850	3 Month LIBOR	Receive	0.39	09/25/14	(2,077)
Credit Suisse		2,780	3 Month LIBOR	Receive	0.82	09/13/17	(4,998)
Goldman Sachs International	CAD	9,260	3 Month CDOR	Pay	1.75	08/01/16	15,830
Goldman Sachs International		$9,080	3 Month LIBOR	Receive	0.83	08/03/16	(8,516)
Goldman Sachs International		4,587	3 Month LIBOR	Receive	0.82	07/24/17	(22,914)
Net Unrealized Depreciation							$(24,319)

  CDOR  Canadian Dealer Offered Rate.

  LIBOR  London Interbank Offered Rate.

  NR  Not Rated.

  ++  Credit rating as issued by Standard & Poor's.

Currency Abbreviations:

AUD   Australian Dollar.

BRL   Brazilian Real.

CAD   Canadian Dollar.

CLP   Chilean Peso.

COP   Colombian Peso.

DKK   Danish Krone.

EUR   Euro.

GBP   British Pound.

IDR   Indonesian Rupiah.

JPY   Japanese Yen.

KRW   South Korean Won.

MXN   Mexican New Peso.

NOK   Norwegian Krone.

NZD   New Zealand Dollar.

PEN   Peruvian Nuevo Sol.

PLN   Polish Zloty.

SEK   Swedish Krona.

SGD   Singapore Dollar.

ZAR   South African Rand.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements

Statement of Assets and Liabilities

October 31, 2012

Assets:
Investments in securities, at value (cost $87,583,201) (including $14,026,746 for securities loaned)	$88,172,039
Investment in affiliate, at value (cost $13,451,629)	13,451,629
Total investments in securities, at value (cost $101,034,830)	101,623,668
Unrealized appreciation on open swap agreements	16,890
Unrealized appreciation on open foreign currency exchange contracts	83,495
Cash (including foreign currency valued at $813,213 with a cost of $815,945)	1,170,145
Receivable for:
Investments sold	1,715,014
Interest	1,196,242
Variation margin	121,813
Premium paid on open swap agreements	32,784
Foreign withholding taxes reclaimed	19,776
Shares of beneficial interest sold	9,242
Dividends	5,642
Interest and dividends from affiliates	207
Prepaid expenses and other assets	2,445
Total Assets	105,997,363
Liabilities:
Collateral on securities loaned, at value	14,326,908
Unrealized depreciation on open swap agreements	43,613
Unrealized depreciation on open foreign currency exchange contracts	130,319
Payable for:
Shares of beneficial interest redeemed	313,923
Investments purchased	272,320
Transfer agent fee	44,149
Dividends to shareholders	32,270
Distribution fee	26,282
Advisory fee	26,055
Administration fee	6,558
Accrued expenses and other payables	159,901
Total Liabilities	15,382,298
Net Assets	$90,615,065
Composition of Net Assets:
Paid-in-capital	$197,031,213
Net unrealized appreciation	473,471
Accumulated undistributed net investment income	134,333
Accumulated net realized loss	(107,023,952)
Net Assets	$90,615,065
Class A Shares:
Net Assets	$77,572,626
Shares Outstanding (unlimited shares authorized, $0.01 par value)	13,607,147
Net Asset Value Per Share	$5.70
Maximum Offering Price Per Share, (net asset value plus 4.44% of net asset value)	$5.95
Class B Shares:
Net Assets	$4,406,337
Shares Outstanding (unlimited shares authorized, $0.01 par value)	769,743
Net Asset Value Per Share	$5.72
Class C Shares:
Net Assets	$6,743,913
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,183,024
Net Asset Value Per Share	$5.70
Class I Shares:
Net Assets	$1,892,189
Shares Outstanding (unlimited shares authorized, $0.01 par value)	328,996
Net Asset Value Per Share	$5.75

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statement of Operations

For the year ended October 31, 2012

Net Investment Income: Income
Interest (net of $1,381 foreign withholding tax)	$5,115,955
Income from securities loaned - net	54,623
Dividends	50,073
Interest and dividends from affiliates (Note 6)	26,694
Total Income	5,247,345
Expenses
Distribution fee (Class A shares) (Note 5)	192,351
Distribution fee (Class B shares) (Note 5)	45,485
Distribution fee (Class C shares) (Note 5)	54,525
Advisory fee (Note 4)	287,088
Transfer agent fees and expenses	105,377
Administration fee (Note 4)	71,772
Registration fees	67,793
Professional fees	67,398
Custodian fees	66,360
Shareholder reports and notices	36,058
Trustees' fees and expenses	8,416
Other	41,181
Total Expenses	1,043,804
Less: expense offset (Note 10)	(143)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(3,468)
Net Expenses	1,040,193
Net Investment Income	4,207,152
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	4,618,017
Investments in affiliates (Note 6)	88,008
Futures contracts	350,706
Swap agreements	(621,393)
Foreign currency exchange contracts	(341,639)
Foreign currency translation	47,037
Net Realized Gain	4,140,736
Change in Unrealized Appreciation (Depreciation) on:
Investments	1,952,584
Investments in affiliates (Note 6)	(61,626)
Futures contracts	(95,202)
Swap agreements	526,927
Foreign currency exchange contracts	(111,900)
Foreign currency translation	5,855
Net Change in Unrealized Appreciation (Depreciation)	2,216,638
Net Gain	6,357,374
Net Increase	$10,564,526

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED OCTOBER 31, 2012	FOR THE YEAR ENDED OCTOBER 31, 2011
Increase (Decrease) in Net Assets: Operations:
Net investment income	$4,207,152	$5,798,687
Net realized gain	4,140,736	3,109,914
Net change in unrealized appreciation (depreciation)	2,216,638	(4,555,420)
Net Increase	10,564,526	4,353,181
Dividends to Shareholders from Net Investment Income:
Class A shares	(4,204,835)	(4,561,222)
Class B shares	(260,034)	(472,672)
Class C shares	(313,468)	(343,031)
Class I shares	(55,419)	(48,099)
Total Dividends	(4,833,756)	(5,425,024)
Net decrease from transactions in shares of beneficial interest	(6,609,148)	(14,309,911)
Net Decrease	(878,378)	(15,381,754)
Net Assets:
Beginning of period	91,493,443	106,875,197
End of Period (Including accumulated undistributed net investment income of $134,333 and $594,251, respectively)	$90,615,065	$91,493,443

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2012

1. Organization and Accounting Policies

Morgan Stanley Global Fixed Income Opportunities Fund (the "Fund"), formerly Morgan Stanley Fixed Income Opportunities Fund (the Fund's name changed effective March 1, 2012), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's primary investment objective is to seek a high level of current income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective. The Fund was organized as a Massachusetts business trust on December 20, 1991 and commenced operations on April 9, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) For equity securities traded on foreign exchanges, the latest reported sales price (or the exchange official closing price if such exchange reports an official closing price) or the mean between the last reported bid and asked prices may be used if there were no sales on a particular day or the latest bid price may be used if only bid prices are available; (2) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its latest sales price (or the exchange official closing price if such exchange reports an official closing price) prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (4) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked prices. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) swaps are marked-to-market daily based upon quotations from market makers; (7) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2012 continued

reported bid and ask price do not reflect a security's fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (the "Trustees"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (8) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The prices provided by a pricing service take into account broker-dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (10) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2012 continued

existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

E. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2012 continued

The value of loaned securities and related collateral outstanding at October 31, 2012 were $14,026,746 and $14,326,908, respectively. The Fund received cash collateral of which $13,978,588 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of October 31, 2012 there was uninvested cash of $348,320, which is not reflected in the Portfolio of Investments. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

F. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

I. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2012 continued

the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2012 continued

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2012.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS		TOTAL
Assets: Fixed Income Securities
Corporate Bonds	$—	$38,907,371	$—	†	$38,907,371
Sovereign	—	35,602,104	—		35,602,104
Agency Fixed Rate Mortgages	—	405,639	—		405,639
Asset-Backed Security	—	435,402	—		435,402
Mortgages — Other	—	8,631,758	—		8,631,758
Commercial Mortgage-Backed Security	—	399,552	—		399,552
Collateralized Mortgage Obligation — Agency Collateral Series	—	489,425	—		489,425
Total Fixed Income Securities	—	84,871,251	—	†	84,871,251
Common Stocks
Communications Equipment	23,009	—	—		23,009
Electric Utilities	2,260	—	—		2,260
Wireless Telecommunication Services	7,956	—	—		7,956
Total Common Stocks	33,225	—	—		33,225
Convertible Preferred Stocks	874,184	—	—		874,184
Short-Term Investments
Repurchase Agreement	—	2,393,379	—		2,393,379
Investment Company	13,451,629	—	—		13,451,629
Total Short-Term Investments	13,451,629	2,393,379	—		15,845,008
Credit Default Swap Agreements	—	623	—		623
Foreign Currency Exchange Contracts	—	83,495	—		83,495
Futures Contracts	4,365	—	—		4,365
Interest Rate Swap Agreements	—	16,267	—		16,267
Total Assets	14,363,403	87,365,015	—	†	101,728,418
Liabilities:
Credit Default Swap Agreements	—	(3,027)	—		(3,027)
Foreign Currency Exchange Contracts	—	(130,319)	—		(130,319)
Futures Contracts	(52,826)	—	—		(52,826)
Interest Rate Swap Agreements	—	(40,586)	—		(40,586)
Total Liabilities	(52,826)	(173,932)	—		(226,758)
Total	$14,310,577	$87,191,083	$—	†	$101,501,660

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2012 continued

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of October 31, 2012, the Fund did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

CORPORATE BONDS
Beginning Balance	$94,187 †
Purchases	—
Sales	(88,556)
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	(2,071)
Realized gains (losses)	(3,560)
Ending Balance	— †
Net change in unrealized appreciation/depreciation from investments still held as of October 31, 2012	—

†  Includes one security which is valued at zero.

3. Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2012 continued

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Exchange Contracts In connection with its investments in foreign securities, the Fund entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date. A foreign currency exchange contract ("currency contract") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the term of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or (loss). The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2012 continued

on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Swaps An over-the-counter ("OTC") swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap agreements are cleared through a central clearing house. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

The Fund's use of swaps during the period included those based on the credit of an underlying security and commonly referred to as credit default swaps. Where the Fund is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When the Fund is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed upon) value of a referenced debt obligation upon default of the referenced debt obligation.

Upfront payments received or paid by the Fund will be reflected as an asset or liability in the Statement of Assets and Liabilities

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2012 continued

valuations fluctuate. If applicable, cash collateral is included with "Due from (to) broker" in the Statement of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of October 31, 2012.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin	$4,365	†	Variation margin	$(52,826)†
	Unrealized appreciation on open swap agreements	16,267		Unrealized depreciation on open swap agreements	(40,586)
Credit Risk	Unrealized appreciation on open swap agreements	623		Unrealized depreciation on open swap agreements	(3,027)
Foreign Currency Risk	Unrealized appreciation on open foreign currency exchange contracts	83,495		Unrealized depreciation on open foreign currency exchange contracts	(130,319)
		$104,750			$(226,758)

†  Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended October 31, 2012 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FOREIGN CURRENCY EXCHANGE	FUTURES	SWAPS
Interest Rate Risk	—	$350,706	$(621,393)
Foreign Currency Risk	$(341,639)	—	—
Total	$(341,639)	$350,706	$(621,393)

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2012 continued

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FOREIGN CURRENCY EXCHANGE	FUTURES	SWAPS
Interest Rate Risk	—	$(95,202)	$529,331
Credit Risk	—	—	(2,404)
Foreign Currency Risk	$(111,900)	—	—
Total	$(111,900)	$(95,202)	$526,927

For the year ended October 31, 2012, the average monthly original value of futures contracts was $14,453,778, the average monthly notional value of swap agreements was $58,119,260 and the average monthly principal amount of foreign currency exchange contracts was $48,749,539.

4. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.32% to the net assets of the Fund determined as of the close of each business day.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser and Sub-Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Under the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser provides the Fund with advisory services, subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser, Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 0.85% of the average daily net assets of Class B shares; and (iii) Class C — up to 0.85% of the average daily net assets of Class C shares.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2012 continued

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $12,585,817 at October 31, 2012.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended October 31, 2012, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.84%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2012, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $3, $2,509 and $805, respectively, and received $10,214 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

6. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended October 31, 2012, aggregated $112,791,728 and $121,122,235, respectively. Included in the aforementioned are sales of U.S. Government securities of $5,486,351.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended October 31, 2012, advisory fees paid were reduced by $3,468 relating to the Fund's investment in the Liquidity Funds.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2012 continued

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended October 31, 2012 is as follows:

VALUE OCTOBER 31, 2011	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE OCTOBER 31, 2012
$13,247,370	$63,688,671	$63,484,412	$4,104	$13,451,629

The Fund had the following transactions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed to be affiliates of the Adviser, Sub-Adviser, Administrator and Distributor under Section 17 of the Act, for the year ended October 31, 2012:

VALUE OCTOBER 31, 2011	PURCHASES AT COST	SALES	REALIZED GAIN	INCOME	VALUE OCTOBER 31, 2012
$495,686	$447,248	$974,418	$88,008	$22,590	—

Morgan Stanley Services Company Inc., an affiliate of the Adviser, Sub-Adviser and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended October 31, 2012, included in "Trustees' fees and expenses" in the Statement of Operations amounted to $5,040. At October 31, 2012, the Fund had an accrued pension liability of $74,597, which is included in "Accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2012 continued

7. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2012		FOR THE YEAR ENDED OCTOBER 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	544,616	$2,952,349	611,609	$3,263,848
Conversion from Class B	503,908	2,771,669	950,255	5,101,405
Reinvestment of dividends	695,294	3,786,370	776,691	4,145,512
Redeemed	(2,745,834)	(15,010,165)	(3,264,913)	(17,447,750)
Net decrease — Class A	(1,002,016)	(5,499,777)	(926,358)	(4,936,985)
CLASS B SHARES
Sold	223,698	1,235,750	319,513	1,709,631
Conversion to Class A	(502,032)	(2,771,669)	(947,040)	(5,101,405)
Reinvestment of dividends	43,460	236,760	80,663	431,877
Redeemed	(175,324)	(960,940)	(948,344)	(5,082,947)
Net decrease — Class B	(410,198)	(2,260,099)	(1,495,208)	(8,042,844)
CLASS C SHARES
Sold	156,806	850,147	81,981	441,232
Reinvestment of dividends	55,340	301,375	62,212	332,064
Redeemed	(190,115)	(1,033,731)	(379,238)	(2,035,256)
Net increase (decrease) — Class C	22,031	117,791	(235,045)	(1,261,960)
CLASS I SHARES
Sold	194,016	1,112,418	8,354	45,383
Reinvestment of dividends	9,807	54,213	8,768	47,189
Redeemed	(23,830)	(133,694)	(29,502)	(160,694)
Net increase (decrease) — Class I	179,993	1,032,937	(12,380)	(68,122)
Net decrease in Fund	(1,210,190)	$(6,609,148)	(2,668,991)	$(14,309,911)

8. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2012 continued

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 DISTRIBUTIONS PAID FROM: ORDINARY INCOME	2011 DISTRIBUTIONS PAID FROM: ORDINARY INCOME
$4,833,756	$5,477,274

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to losses on paydowns, swaps and foreign currency, tax adjustments on debt securities sold by the Fund and an expired capital loss carryforward, resulted in the following reclassifications among the Fund's components of net assets at October 31, 2012:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$166,686	$19,186,336	$(19,353,022)

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2012 continued

At October 31, 2012, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$343,250	—

At October 31, 2012, the aggregate cost for federal income tax purposes is $101,343,966. The aggregate gross unrealized appreciation is $4,831,741 and the aggregate gross unrealized depreciation is $4,552,039 resulting in net unrealized appreciation of $279,702.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At October 31, 2012, the Fund had available for Federal income tax purposes capital loss carryforwards which will expire on the indicated dates:

AMOUNT	EXPIRATION
$10,246,820	October 31, 2013
8,250,814	October 31, 2014
14,113,199	October 31, 2016
29,800,962	October 31, 2017
44,367,385	October 31, 2018

During the year ended October 31, 2012, the Fund expired capital loss carryforwards for Federal income tax purposes of $19,353,022.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended October 31, 2012, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of $3,769,329.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2012 continued

9. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may invest in mortgage securities, including securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

10. Expense Offset

The Fund has entered into an arrangement with State Street (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statement of Operations.

11. Accounting Pronouncements

In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, Balance Sheet: Disclosures about Offsetting Assets and Liabilities. The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, Balance Sheet: Offsetting — Other Presentation Matters or ASC 815-10-45, Derivatives: Overall — Other Presentation Matters or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2012 continued

about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED OCTOBER 31,
	2012		2011		2010^		2009^		2008^
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.35		$5.40		$5.14		$4.34		$6.10
Income (loss) from investment operations:
Net investment income(1)	0.26		0.32		0.18		0.36		0.34
Net realized and unrealized gain	0.39		(0.07)		0.44		0.84		(1.67)
Total income (loss) from investment operations	0.65		0.25		0.62		1.20		(1.33)
Less dividends from net investment income	(0.30)		(0.30)		(0.36)		(0.40)		(0.43)
Net asset value, end of period	$5.70		$5.35		$5.40		$5.14		$4.34
Total Return(2)	12.54%		4.87%		12.63%		29.68%		(23.31)%
Ratios to Average Net Assets(3):
Net expenses	1.09	%(4)	1.12	%(4)	1.44	%(4)	1.17	%(4)	1.10	%(4)
Net investment income	4.76	%(4)	6.02	%(4)	3.49	%(4)	7.72	%(4)	6.02	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$77,573		$78,145		$83,951		$85,901		$72,985
Portfolio turnover rate	131%		74%		88%		121%		65%

  ^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2012		2011		2010^		2009^		2008^
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.37		$5.42		$5.15		$4.35		$6.11
Income (loss) from investment operations:
Net investment income(1)	0.23		0.29		0.15		0.33		0.30
Net realized and unrealized gain (loss)	0.38		(0.07)		0.45		0.84		(1.67)
Total income (loss) from investment operations	0.61		0.22		0.60		1.17		(1.37)
Less dividends from net investment income	(0.26)		(0.27)		(0.33)		(0.37)		(0.39)
Net asset value, end of period	$5.72		$5.37		$5.42		$5.15		$4.35
Total Return(2)	11.79%		4.19%		12.11%		28.82%		(23.74)%
Ratios to Average Net Assets(3):
Net expenses	1.69	%(4)	1.72	%(4)	2.04	%(4)	1.77	%(4)	1.70	%(4)
Net investment income	4.16	%(4)	5.42	%(4)	2.89	%(4)	7.12	%(4)	5.42	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$4,406		$6,335		$14,502		$24,119		$32,902
Portfolio turnover rate	131%		74%		88%		121%		65%

  ^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2012		2011		2010^		2009^		2008^
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.35		$5.40		$5.14		$4.34		$6.10
Income (loss) from investment operations:
Net investment income(1)	0.23		0.29		0.15		0.33		0.30
Net realized and unrealized gain (loss)	0.39		(0.07)		0.44		0.84		(1.67)
Total income (loss) from investment operations	0.62		0.22		0.59		1.17		(1.37)
Less dividends from net investment income	(0.27)		(0.27)		(0.33)		(0.37)		(0.39)
Net asset value, end of period	$5.70		$5.35		$5.40		$5.14		$4.34
Total Return(2)	11.88%		4.24%		11.96%		28.92%		(23.78)%
Ratios to Average Net Assets(3):
Net expenses	1.68	%(4)	1.71	%(4)	2.04	%(4)	1.77	%(4)	1.70	%(4)
Net investment income	4.17	%(4)	5.43	%(4)	2.89	%(4)	7.12	%(4)	5.42	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$6,744		$6,210		$7,543		$8,028		$7,316
Portfolio turnover rate	131%		74%		88%		121%		65%

  ^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2012		2011		2010^		2009^		2008^
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.39		$5.44		$5.18		$4.36		$6.12
Income (loss) from investment operations:
Net investment income(1)	0.28		0.34		0.20		0.38		0.35
Net realized and unrealized gain (loss)	0.39		(0.07)		0.43		0.85		(1.67)
Total income (loss) from investment operations	0.67		0.27		0.63		1.23		(1.32)
Less dividends from net investment income	(0.31)		(0.32)		(0.37)		(0.41)		(0.44)
Net asset value, end of period	$5.75		$5.39		$5.44		$5.18		$4.36
Total Return(2)	12.91%		5.09%		12.81%		30.33%		(23.17)%
Ratios to Average Net Assets(3):
Net expenses	0.84	%(4)	0.87	%(4)	1.19	%(4)	0.92	%(4)	0.85	%(4)
Net investment income	5.01	%(4)	6.27	%(4)	3.74	%(4)	7.97	%(4)	6.27	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$1,892		$804		$879		$879		$4,916
Portfolio turnover rate	131%		74%		88%		121%		65%

  ^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Global Fixed Income Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Global Fixed Income Opportunities Fund (formerly Morgan Stanley Fixed Income Opportunities Fund) (the "Fund"), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years ended October 31, 2010 were audited by another independent registered public accounting firm whose report, dated December 23, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Global Fixed Income Opportunities Fund as of October 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 21, 2012

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Privacy Policy (unaudited) continued

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Privacy Policy (unaudited) continued

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies,

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Privacy Policy (unaudited) continued

your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

102

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				104	Director of various business organizations.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.
Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  Each officer serves an indefinite term, until his or her successor is elected.

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2012

	Registrant			Covered Entities(1)
Audit Fees		$56,025		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$—	(2)
Tax Fees		$5,254	(3)	$201,000	(4)
All Other Fees	$			$854,099
Total Non-Audit Fees		$5,254		$1,055,099

Total		$61,279		$1,055,099

2011

	Registrant			Covered Entities(1)
Audit Fees		$56,025		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,501,000	(2)
Tax Fees		$5,254	(3)	$1,350,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$5,254		$7,851,000

Total		$61,279		$7,851,000

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)      Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)           Not applicable.

(g)          See table above.

(h)   The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Global Fixed Income Opportunities

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
December 13, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
December 13, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 13, 2012